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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-180854 on Form S-8 of our report dated March 21, 2013 relating to the consolidated financial statements, of Midstates Petroleum Company, Inc. and subsidiary appearing in this Annual Report on Form 10-K of Midstates Petroleum Company, Inc. for the year ended December 31, 2012.

/s/ Deloitte & Touche LLP
Houston, Texas
March 21, 2013

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM